                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[_]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12



--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.
[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:
     Common Stock
________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:
     74,290,411
________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     Inapplicable - calculated under Rule 0-11(c)(1)(ii)
________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:     $125.00

     [_]  Fee paid previously with preliminary materials:



________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                               SIONIX CORPORATION

                  Notice of 2002 Annual Meeting of Shareholders

                                October 23, 2002

To The Shareholders:

         NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders of Sionix Corporation, a Utah corporation (the "Company"), will be held on October 23, 2002, at 10:00 a.m., Pacific Time, at the Irvine Hyatt Regency Hotel, 17900 Jamboree Road, Irvine, CA 92614 for the following purposes.

         1. To elect four directors to serve for the ensuing year and until their successors are elected and qualified;

         2. To authorize the reincorporation of the Company in the state of Nevada; and

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record at the close of business on October , 2002 are entitled to notice of and to vote at the meeting.

         Attendance at the Annual Meeting will be limited to shareholders and guests of the Company. Shareholders may be required to furnish proof of ownership of the Company's Common Stock before being admitted to the meeting. Shareholders holding shares in the name of a broker or other nominee are requested to bring a statement from the broker or nominee confirming their ownership of the Company's Stock.

         To ensure your representation at the meeting, you are urged to vote, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Shareholders attending the meeting may vote in person even if they have returned a proxy.


                                              By Order of the Board of Directors
                                              Joan C. Horowitz, Secretary

Irvine, California
October    , 2002


            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

         Please indicate your voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which is addressed for your convenience. No postage is required if mailed in the United States.

                 PLEASE MAIL YOUR PROXY AS PROMPTLY AS POSSIBLE

                               SIONIX CORPORATION
             9272 Jeronimo Road Suite 108, Irvine, California 92618

                                 PROXY STATEMENT

                       2002 ANNUAL MEETING OF SHAREHOLDERS

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

The enclosed Proxy is solicited on behalf of the Board of Directors of Sionix Corporation (the "Company"), for use at the 2002 Annual Meeting of Shareholders or any adjournment thereof (the "Annual Meeting"). The purposes of the Annual Meeting are set forth below and in the accompanying Notice of 2002 Annual Meeting of Shareholders. The Annual Meeting will be held on the 23rd of October 2002, at 10:00 a.m., Pacific Standard Time, at the Irvine Hyatt Regency Hotel and Convention Center, 17900 Jamboree Road, Irvine, CA 92614.

RECORD DATE

Shareholders of record at the close of business on October , 2002 (the "Record Date") are entitled to notice of and to vote at the meeting.

REVOCABILITY OF PROXY

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

SOLICITATION

The cost of solicitation will be borne by the Company. The Company's directors and officers may solicit proxies personally or by telephone, facsimile or telegram but will receive no additional compensation for doing so.


                               VOTING SECURITIES

OUTSTANDING SHARES

The Company has only one class of stock outstanding, the Company's Common Stock, $.001 par value per share (the "Common Stock"). At the Record Date, 74,290,411 shares of the Company's Common Stock were issued and outstanding.

VOTING RIGHTS

Under the Utah Revised Business Corporation Act and the Company's Certificate of Incorporation and Bylaws, each shareholder is entitled to one vote for each share of Common Stock held at the Record Date for all matters, including the election of directors. Pursuant to Section 16-10a-728 of the Utah Revised Business Corporation Act, there is no cumulative voting. The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," "WITHHELD" or "ABSTAIN" are treated as being present at the Annual Meeting for the purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting with respect to such matter.

VOTING PROXIES

The shares of Common Stock represented by all properly executed proxies received in time for the meeting will be voted in accordance with the directions given by the shareholders. If no instructions are given, the shares will be voted FOR each of the nominees named herein as directors, or their respective substitutes as may be appointed by the Board of Directors, and FOR the proposal to reincorporate the Company in Nevada.


                            BUSINESS TO BE TRANSACTED

ELECTION OF DIRECTORS

NOMINEES

The Company's Bylaws provide for not less than three nor more than eleven directors. There are presently four directors, and it is contemplated that a Board of four directors will be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's nominees named below, all of whom are currently directors of the Company. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each director is until the Company's next annual meeting of shareholders and until such person's successor has been elected and qualified. The names of the four nominees and certain information about them set forth below:


Name Of Nominee   Age   Principal Occupation                      Director Since
---------------   ---   --------------------                      --------------

James J. Houtz     63   President and Chief Operating Officer       1998

Joan C. Horowitz   60   Secretary and Treasurer, Office Manager     1998

Robert E. McCray   66   Chief Financial Officer                     1998

Rodney Anderson    75   Director                                    2001

BRIEF DESCRIPTION OF NOMINEES

Mr. Houtz has been President and Chief Operating Officer of the Company since March 1998. For more than five years prior to that time he was a self-employed consultant in the areas of engineering and new product development.

Mr. McCray has been Chief Financial Officer of the Company since July 1998. Prior to that time he was employed by San Clemente Hospital and Medical Center, as Supervisor-Accounts Payable and Supervisor-Data Processing

Ms. Horowitz has been Secretary/Treasurer and Office Manager of the Company since April 1998. Prior to that time she was employed by Coldwell Banker in office management.

Mr. Anderson has been President of R.J. Metal Products, Anaheim, California, for the past 20 years, and has been engaged in the engineering and manufacturing of metal products for 50 years. He has also served on the board of directors of three corporations.

COMPENSATION OF DIRECTORS

The directors receive no compensation for acting as directors.

SECTION 16(a) COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the Securities and Exchange Commission. Officers, directors and greater-than-ten-percent shareholders are required to furnish the Company with copies of all such forms filed by them.

To the Company's knowledge, based solely on the Company's review of such reports or representations from certain reporting persons that no Section 16(a) forms were required to be filed by those persons, the Company believes that during the year ended September 30, 2001, all filing requirements applicable to its officers, directors, and other persons subject to Section 16 of the Exchange Act were complied with.

                             EXECUTIVE COMPENSATION

The following table sets forth certain compensation awarded or paid by the Company to its three highest paid persons who are officers or directors during the fiscal years ended September 30, 1999, 2000, and 2001, respectively.

                                                                      LONG-TERM COMPENSATION
                                                             ------------------------------------
                                   ANNUAL COMPENSATION             AWARDS                PAYOUTS
                                 --------------------------- -----------------------   ----------
                                                      OTHER                SECURITIES
                                                     ANNUAL  RESTRICTED   UNDERLYING
NAME AND                  FISCAL                     COMPEN-  STOCK        OPTIONS/     LTIP    OTHER
PRINCIPAL POSITION         YEAR   SALARY     BONUS   SATION   AWARDS         SARs      PAYOUTS

James J. Houtz, President  1999   $107,667    -0-      -0-   $ 344,272       -0-         -0-      -0-
                           2000   $115,679    -0-      -0-   $ 989,352       -0-         -0-      -0-
                           2001   $101,136    -0-      -0-       -0-    6,171,000 shrs   -0-      -0-

Robert McCray, Chief.....  1999   $ 44,713    -0-      -0-   $  16,191       -0-         -0-      -0-
  Financial Officer        2000   $ 55,080    -0-      -0-   $  88,895       -0-         -0-      -0-
                           2001   $ 54,238    -0-      -0-       -0-      583,200 shrs   -0-      -0-

Joan Horowitz, Secretary.. 1999   $ 25,000    -0-      -0-   $  18,406       -0-         -0-      -0-
                           2000   $ 21,565    -0-      -0-   $  54,739       -0-         -0-      -0-
                           2001   $ 21,275    -0-      -0-       -0-      279,940 shrs   -0-      -0-

         The following able sets forth certain information regarding stock options granted to the named Executive Officers during the twelve months ended September 30, 2001:

                                 % OF TOTAL
                                  NUMBER OF       OPTIONS
                                  SECURITIES    GRANTED TO
                                  UNDERLYING    EMPLOYEES
                                  OPTIONS       IN FISCAL     EXERCISE
      NAME              YEAR      GRANTED          YEAR         PRICE     EXPIRATION DATE
      ----              ----      -------          ----         -----     ---------------
James J. Houtz.....     2001     6,171,000         87.7%         $.15      April 19, 2010
Robert McCray......     2001       583,200          8.3%          .15      April 19, 2010
Joan Horowitz......     2001       279,940          4.0%          .15      April 19, 2010


         The following table sets forth certain information as of September 30, 2001 with respect to options held by the Named Executive Officers. The Company has no outstanding stock appreciation rights, either freestanding or in tandem with options.

                                                         OPTION VALUES AS OF SEPTEMBER 30, 2001
                                                      --------------------------------------------
                          SHARES                   NUMBER OF UNEXERCISED          VALUE OF
                        ACQUIRED ON     VALUE          OPTIONS AT           IN-THE-MONEY OPTIONS AT
                         EXERCISE     REALIZED     SEPTEMBER 30, 2001       SEPTEMBER 30, 2001(1)
      NAME                 (#)          ($)    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
-------------------        ---          ---    -------------------------    ------------------------
James J. Houtz.....        N/A          -0-       617,100/5,553,900             $24,684 /$222,156
Robert McCray......        N/A          -0-        58,320 /524,880               $2,333 /$20,995
Joan Horowitz......        N/A          -0-        27,994/251,946                $1,120 /$10,078


 (1) Assumes that a share of Common Stock was valued at $.19 per share on September 30, 2001. Amounts reflected are based on this assumed price minus the exercise price and do not indicate that shares were sold.

THE SIONIX CORPORATION 2001 STOCK OPTION PLAN

         In April 2001 the Board of Directors adopted the Sionix Corporation 2001 Stock Option Plan (the "Plan"). The Plan authorizes the granting of options to purchase up to a maximum of 6,500,000 shares of Common Stock to qualified officers, key employees, and directors. The Plan will terminate in 2011, unless sooner terminated by the Board of Directors.

         The Plan provides only for the grant of nonqualified stock options. Options granted under the Plan generally have a term of not more that 10 years and include vesting provisions.

         At the time the Plan was adopted, the Board of Directors granted options to purchase 6,500,000 shares to the Company's executive officers and, of which 5,100,000 were granted to James R. Houtz, 500,000 were granted to Robert McCray, and 400,000 were granted to Joan Horowitz. These options vest on a quarterly basis over a period of five years, and were issued at an exercise price of $.16 per share, the fair market value as of the date of grant.

STRUCTURE AND FUNCTION OF THE BOARD OF DIRECTORS

         During the last fiscal year, the Company's Board of Directors held five regular and special meetings. All directors attended all of the meetings. The Board has no Audit Committee, Nominating Committee or Compensation Committee. The Board of Directors, meeting as a whole, consults with the Company's independent auditors concerning their engagement and audit plan, and thereafter concerning the auditor's report and management letter and with the assistance of the independent auditors, also monitors the adequacy of the Company's internal accounting controls. With respect to compensation, the Board of Directors, acting as a whole, determines the compensation of corporate officers, and will determine the persons entitled to participate in stock option, bonus and other similar plans. The Board of Directors also meets as a whole to nominate the individuals to be proposed by the Board of Directors for election as directors of the Company.

         There is no family relationship between any nominee and any other nominee or executive officer of the Company, except that James R. Houtz is married to Joan Horowitz.


                     APPROVAL OF REINCORPORATION OF COMPANY

         The Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the Company's state of incorporation from Utah to Nevada (the "Reincorporation"). The Board of Directors has approved the Reincorporation, subject to approval of the shareholders. The Reincorporation, if approved by the shareholders, will be accomplished by merging the Company into a newly formed Nevada subsidiary, also named Sionix Corporation ("Sionix Nevada").

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

         The Company was originally incorporated as a Utah corporation in 1985 under the name "Coronado Capital Corporation," by persons not associated with the current management of the Company. The Company's management does not know why Utah was selected as the jurisdiction for incorporation; the Company has no other significant connection with the State of Utah. Once management of the Company determined to reincorporate, it began surveying other states to determine a suitable state for reincorporation. Management considered several alternatives, but ultimately concluded that reincorporation in Nevada would best suit the needs of the Company. Over the years, the state of Nevada, principally through legislative action, has developed a comprehensive and flexible body of corporate law that is responsive to the needs of modern business. Many of the largest and most successful corporations in the United States have either chosen Nevada as their initial state of incorporation or reincorporated there. The large number of corporations seeking incorporation in the state of Nevada has caused Nevada's legislative, executive, and judicial branches to take affirmative steps to encourage corporations to establish themselves in the state of Nevada, including reduced filing fees and corporate taxes, expedited filing procedures, and flexible policies. The Company's Board of Directors believes that the advantages offered by the corporate laws of Nevada will make the Company a more manageable corporation for effecting its business activities.

MECHANICS AND EFFECT OF REINCORPORATION

         Following shareholder approval of the reincorporation, the Company will cause Sionix (Nevada) to be organized as a wholly-owned subsidiary of the Company. The Company will then be merged into Sionix Nevada pursuant to the terms of the proposed Plan and Agreement of Merger (the "Merger Agreement,") a copy of which may be obtained from the Secretary of the Company. Upon the completion of the merger, the owner of each outstanding common share of the Company will automatically own one share of Common Stock of Sionix (Nevada). Each outstanding certificate representing a Company common share or shares will continue to represent the same number of shares in Sionix Nevada. Thus, it will NOT be necessary for shareholders of the Company to exchange their existing share certificates. The Common Stock of the Company will continue to be traded on the OTC Bulletin Board market under the same symbol, SINX, subsequent to the reincorporation. The Reincorporation and the merger will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described in this Proxy Statement. However, the Reincorporation and merger will not result in any change in the name, business, management, location of the Company's principal executive offices, assets, liabilities, or net worth or accounting practices.

          The Articles of Incorporation of Sionix (Nevada)and its By-laws (the "Nevada Charter Documents") will be the governing instrument following the transactions. Set forth below is a discussion of some of the effects of the reincorporation of the Company in the state of Nevada that management believes to be material. The summary of the provisions of the new Articles of Incorporation and changes to the existing Articles of Incorporation of the Company set forth below is not intended to be complete and is qualified by the provisions of the Articles of Incorporation. A copy of the current Articles of Incorporation, as well as a copy of the Nevada Charter Documents, may be obtained by a written request addressed to the Company.

         In connection with the reincorporation of the Company in the state of Nevada, the bylaws of Sionix (Nevada) will become the bylaws of the Company and will thereafter govern the corporate affairs of the Company. There are no material differences between the bylaws of the Company and the bylaws of Sionix (Nevada), other than the changes to conform to Nevada corporate law. Copies of the current bylaws and the proposed bylaws may be obtained by written request addressed to the Company.

CORPORATE LAWS OF NEVADA AND UTAH-COMPARISON

         The Nevada General Corporation Law (the "Nevada Code") differs from the Utah Revised Business Corporation Act (the "Utah Code") in certain respects. It is impractical to describe all such differences, but the following is a summary description of the more significant differences. This summary description is qualified in its entirety by reference to the Nevada Code and the Utah Code.

    ELECTION AND REMOVAL OF DIRECTORS

         NEVADA. Any director, or the entire Board, may be removed with or without cause, but only by the vote of not less than two thirds of the voting power of the Company at a meeting called for that purpose. The directors may fill vacancies on the board.

         UTAH. The Utah Bylaws provide that each director will hold office until the next annual meeting of shareholders and until his or her successor is elected and qualified. Under Utah law and the Utah Charter Documents, directors may be removed by a majority vote of shareholders, with or without cause. The directors or the shareholders may fill vacancies on the board.

    INSPECTION OF BOOKS AND RECORDS

         NEVADA. Under Nevada law, any stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding at least 5% of all of its outstanding shares, is entitled to inspect, upon at least 5 days written demand, and during normal business hours, the company's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom.

         UTAH. Upon providing the company with a written demand at least five business days before the date the shareholder wishes to make an inspection, a shareholder and his agent and attorneys are entitled to inspect and copy, during regular business hours, (i) the articles of incorporation, bylaws, minutes of shareholders meetings for the previous three years, written communications to shareholders for the previous three years, names and business addresses of the officers and directors, the most recent annual report delivered to the State of Utah, and financial statements for the previous three years, and (ii) if the shareholder is acting in good faith and directly connected to a proper purpose, excerpts from the records of the Board of Directors and shareholders (including minutes of meetings, written consents and waivers of notices), accounting records and shareholder lists.

     TRANSACTIONS WITH OFFICERS AND DIRECTORS

         NEVADA. Under Nevada law, contracts or transactions in which a director or officer is financially interested are not automatically void or voidable if
(i) the fact of the common directorship, office or financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transactions in good faith by a vote sufficient for the purpose, without counting the vote or votes of the common or interested director or directors, or (ii) the contract or transaction, in good faith, is ratified or approved by the holders of a majority of the voting power,
(iii) the fact of common directorship, office or financial interest known to the director or officer at the time of the transactions is brought before the board of directors for actions, or (iv) the contract or transaction is fair to the corporation at the time it is authorized or approved. Common or interested directors may be counted to determine presence of a quorum and if the votes of the common or interested directors are not counted at the meeting, then a majority of directors may authorize, approve or ratify a contract or transactions.

         UTAH. Utah law provides that every director who, directly or indirectly, is party to, has beneficial interest in or is closely linked to a proposed corporate transaction that is financially significant to the director is liable to account to the corporation for any profit made as a consequence of the corporation entering into such transaction, unless such person (a) disclosed his or her interest at the meeting of directors where the proposed transaction was considered and thereafter the transaction was approved by a majority of the disinterested directors; (b) disclosed his or her interest prior to a meeting or written consent of shareholders and thereafter the transaction was approved by a majority of the disinterested shares; or (c) can show that the transaction was fair and reasonable to the corporation.

   LIMITATION ON LIABILITY OF DIRECTORS; INDEMNIFICATION OF OFFICERS
AND DIRECTORS

         NEVADA. Nevada law provides for discretionary indemnification made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made either: (i) by the stockholders; (ii) by the board of directors by majority vote of a quorum consisting of directors who were not parties to the actions, suit or proceeding;
(iii) if a majority vote of a quorum consisting of directors who were not parties to the actions, suit or proceeding so orders, by independent legal counsel in a written opinion; or (iv) If a quorum consisting of directors who were not parties to the actions, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion. The Articles of Incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the actions, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions do not affect any right to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law. The indemnification and advancement of expenses authorized in or ordered by a court pursuant to Nevada law does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding office, except that indemnification, unless ordered by a court or for the advancement of expenses, may not be made to or on behalf of any director or officer if his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action. In addition, indemnification continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

         UTAH. Utah law permits a corporation, if so provided in its articles of incorporation, its bylaws or in a shareholder resolution, to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages due to any actions taken or any failure to take actions as a director, except liability for: (a) improper financial benefits received by a director; (b) intentional inflictions of harm on the corporation or its shareholders; (c) payment of dividends to shareholders making the corporation insolvent; and (d) intentional violations of criminal law. Under Utah law, a corporation may indemnify its current and former directors, officers, employees and other agents made party to any proceeding because of their relationship to the corporation against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the corporation's best interests, and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. Utah law also permits a corporation to indemnify its directors, officers, employees and other agents in connection with a proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is such an agent of the corporation, against expenses actually and reasonably incurred by such person in connection with the proceeding. Utah law prohibits the indemnification of an agent in connection with a proceeding by or in the right of the corporation in which the director, officer, employee or agent was adjudged liable to the corporation, or in connection with any other proceeding in which the agent is adjudged liable on the basis that the agent derived an improper personal benefit. The Utah Charter Documents permit indemnification of all such persons whom it has the power to indemnify to the fullest extent legally permissible under Utah law. Utah law permits a corporation to advance expenses incurred by a director, officer, employee or agent who is a party to a proceeding in advance of final disposition of the proceeding if that person provides (a) a written affirmation of his good faith belief that he acted in good faith, in the corporation's best interests and, in the case of a criminal proceeding, had no reasonable cause to believe his conduct was unlawful; (b) a written undertaking by or on behalf of that person to repay the advance if it is ultimately determined that such person's conduct did not meet the statutory standard required for indemnification; and (c) the corporation determines under the facts then known that indemnification would not be precluded. The Utah Charter Documents permit such advances.

      VOTING RIGHTS WITH RESPECT TO EXTRAORDINARY CORPORATE TRANSACTIONS

         NEVADA. Approval of mergers and consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation, whether or not in the ordinary course of business, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote, except that, unless required by the articles of incorporation, no vote of stockholders of the corporation surviving a merger is necessary if: (i) the merger does not amend the articles of incorporation of the corporation; (ii) each outstanding share immediately prior to the merger is to be an identical share after the merger, and (iii) either no common stock of the corporation and no securities or obligations convertible into common stock are to be issued in the merger, or the common stock to be issued in the merger, plus that initially issuable on conversion of other securities issued in the merger does not exceed 20% of the common stock of the corporation outstanding immediately before the merger.

         UTAH. A merger, share exchange or sale of all or substantially all of the assets of a corporation (other than a sale in the ordinary course of the corporation's business)requires the approval of a majority (unless the articles of incorporation, the bylaws or a resolution of the Board of Directors requires a greater number)of the outstanding shares of the corporation (voting in separate voting groups, if applicable). No vote of the shareholders of the surviving corporation in a merger is required if:(i)the articles of incorporation of the surviving corporation will not be changed; (ii)each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights. Immediately after the merger; (iii) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger(either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% of the total number of voting shares of the surviving corporation outstanding immediately before the merger; and (iv) the number of participating shares (shares that entitle their holder to participate without limitation in distributions)outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% the total number of participating shares of the surviving corporation outstanding immediately before the merger. Both Utah and Nevada law require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets. With certain exceptions, Utah law also requires certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Nevada law generally does not require class voting, except in certain transactions involving an amendment to the articles of incorporation that adversely affects a specific class of shares.

   SHAREHOLDERS' CONSENT WITHOUT A MEETING

         NEVADA. Unless otherwise provided in the articles of incorporation or the bylaws, any actions required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after taking the actions, a written consent is signed by the stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an actions at a meeting, then that proportion of written consent is required. In no instance where actions is authorized by written consent need a meeting of the stockholders be called or notice given.

         UTAH. Unless otherwise provided in the articles of incorporation, actions requiring the vote of shareholders may be taken without a meeting and without prior notice by one or more written consents of the shareholders having not less than the minimum number of votes that would be necessary to take such actions at a meeting at which all shares entitled to vote thereon were present and voted (if shareholder action is by less than unanimous written consent, notice must be provided to the shareholders who did not consent at least ten days before the consummation of the transactions, actions or event authorized by the shareholders). However, any written consent for the election of directors must be unanimous.

   SHAREHOLDER VOTING REQUIREMENTS

         NEVADA. Unless the articles of incorporation or bylaws provide for different proportions, a majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transactions of business. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Directors must be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the class or series that is present or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business. An act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the actions.

         UTAH. Unless the articles or incorporation provide otherwise, a majority of the votes entitled to be cast on a matter by the voting group constitutes a quorum of that voting group for actions on that matter. Once a share is represented for any purpose at a meeting, including the purpose of determining that a quorum exists, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting, unless a new record date is or must be set for that adjourned meeting. Unless the articles of incorporation provide otherwise, if a quorum exists, actions on a matter, other than the election of directors, by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election, at a meeting of shareholders at which a quorum is present. Shareholders do not have a right to cumulate their votes for the election of directors unless the articles of incorporation provide for such cumulation of votes.

    DIVIDENDS

         NEVADA. A corporation is prohibited from making a distribution to its stockholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities (plus any amounts necessary to satisfy any preferential rights).

         UTAH. A corporation is prohibited from making a distribution to its shareholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities (plus any amounts necessary to satisfy any preferential rights).

    ANTITAKEOVER PROVISIONS

         UTAH. The Utah Control Share Acquisitions Act provides, among other things, that, when any person obtains shares (or the power to direct the voting shares) of "an issuing public corporation" such that the person's voting power equals or exceeds any of three levels (20%, 33 1/3% or 50%), the ability to vote (or to direct the voting of) the "control shares" is conditioned on approval by a majority of the corporation's shares (voting in voting groups, if applicable), excluding the "interested shares". Shareholder approval may occur at the next annual meeting of the shareholders, or, if the acquiring person requests and agrees to pay the associated costs of the corporation, at a special meeting of the shareholders (to be held within 50 days of the corporation's receipt of the request by the acquiring person). If authorized by the articles of incorporation or the bylaws, the corporation may redeem "control shares" at the fair market value if the acquiring person fails to file an "acquiring person statement" or if the shareholders do not grant voting rights to control shares. (The Company's current Articles of Incorporation have no such provision). If the shareholders grant voting rights to the control shares, and if the acquiring person obtained a majority of the voting power, shareholders may be entitled to dissenters' rights under the Utah Code. An acquisition of shares does not constitute a control share acquisition if (i) the corporation's articles of incorporation or bylaws provide that this Act does not apply, (ii) the acquisition is consummated pursuant to a merger in accordance with the Utah Code or (iii) under certain other specified circumstances.

         NEVADA. Nevada's "Acquisition of Controlling Interest Statute" applies to Nevada corporations that have at least 200 shareholders, with at least 100 shareholders of record being Nevada residents, and that do business directly or indirectly in Nevada. (At present, the Company has fewer than 100 Nevada residents as record shareholders). Where applicable, the statute prohibits an acquiror from voting shares of a target company's stock after exceeding certain threshold ownership percentages, until the acquiror provides certain information to the company and a majority of the disinterested shareholders vote to restore the voting rights of the acquiror's shares at a meeting called at the request and expense of the acquiror. If the voting rights of such shares are restored, shareholders voting against such restoration may demand payment for the "fair value" of their shares (which is generally equal to the highest price paid in the transaction subjecting the stockholder to the statute).The Nevada Code also restricts a "business combination" with "interested shareholders", unless certain conditions are met, with respect to corporations which have at least 200 shareholders of record. A "combination" includes (a) any merger with an "interested stockholder," or any other corporation which is or after the merger would be, an affiliate or associate of the interested stockholder, (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets, to an "interested stockholder," having (i) an aggregate market value equal to 5% or more of the aggregate market value of the corporation's assets; (ii) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation; or (iii) representing 10% or more of the earning power or net income of the corporation, (c) any issuance or transfer of shares of the corporation or its subsidiaries, to the "interested stockholder," having an aggregate market value equal to 5% or more of the aggregate market value of all the outstanding shares of the corporation, (d) the adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed by the "interested stockholder," (e) certain transactions which would result in increasing the proportionate percentage of shares of the corporation owned by the "interested stockholder," or (f) the receipt of benefits, except proportionately as a stockholder, of any loans, advances or other financial benefits by an "interested stockholder." An "interested stockholder" is a person who, together with affiliates and associates, beneficially owns (or within the prior three years, did beneficially own) 10% or more of the corporation's voting stock. A corporation to which this statute applies may not engage in a "combination" within three years after the interested stockholder acquired its shares, unless the combination or the interested stockholder's acquisition of shares was approved by the board of directors before the interested stockholder acquired the shares. If this approval was not obtained, then after the three year period expires, the combination may be consummated if all applicable statutory requirements are met and either (a) (i) the board of directors of the corporation approves, prior to such person becoming an "interested stockholder", the combination or the purchase of shares by the "interested stockholder" or
(ii) the combination is approved by the affirmative vote of holders of a majority of voting power not beneficially owned by the "interested stockholder" at a meeting called no earlier than three years after the date the "interested stockholder" became such or (b) (i) the aggregate amount of cash and the market value of consideration other than cash to be received by holders of common shares and holders of any other class or series of shares meets certain minimum requirements set forth in the statutes and (ii) prior to the consummation of the "combination", except in limited circumstances, the "interested stockholder" will not have become the beneficial owner of additional voting shares of the corporation.

APPRAISAL RIGHTS; DISSENTERS' RIGHTS

         UTAH. In connection with a merger, share exchange or sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation (other than in the ordinary course of the corporation's business), a dissenting shareholder, after complying with certain procedures, is entitled to payment from the corporation of the fair value of the shareholder's shares. The fair value is estimated by the corporation. However, if the shareholder is unwilling to accept the corporation's estimate, the shareholder may provide the corporation with an estimate of the fair value and demand payment of that amount. If the corporation is unwilling to pay that amount, the corporation is to apply for judicial determination of the fair value. Unless the articles of incorporation, bylaws or a resolution of the board of directors provide otherwise, shareholders are not entitled to dissenters' rights when the shares are listed on a national securities exchange or the National Market System of NASDAQ, or are held of record by more than 2,000 holders. However, this exception does not apply if, pursuant to the corporate action, the shareholder will receive anything except (i) shares of the surviving corporation, (ii) shares of a corporation that is or will be listed on a national securities exchange, the National Market System of NASDAQ, or held of record by more than 2,000 holders, (iii) cash in lieu of fractional shares or (iv) any combination of the foregoing.

         NEVADA. Nevada Law similarly limits dissenters rights, when the shares of the corporation are listed on a national securities exchange included in the National Market System established by the National Association of Securities Dealers, Inc. or are held by at least 2,000 shareholders of record, unless the shareholders are required to accept in exchange for their shares anything other than cash or (i) shares in the surviving corporation, (ii) shares in another entity that is publicly listed or held by more than 2,000 shareholders, or (iii) any combination of cash or shares in an entity described in (i) or (ii). Also, the Nevada Code does not provide for dissenters' rights in the case of a sale of assets.

   SPECIAL MEETINGS OF SHAREHOLDERS

         UTAH. Special meetings of the shareholders may be called by: (i) the board of directors (ii) the person or persons authorized by the bylaws to call a special meeting, or (iii) the holders of shares representing at least 10% of all votes entitled to be cast on any issue proposed to be considered at the special meeting. The corporation shall give notice of the date, time and place of the meeting no fewer than 10 and no more than 60 days before the meeting. Notice of a special meeting must include a description of the purposes for which the special meeting is called.

         NEVADA. The Nevada Code provides that a special meeting of shareholders may be called by: (i) a corporation's board of directors; (ii) the persons authorized by the articles of incorporation or bylaws; or (iii) the holders of not less than 10% of all votes entitled to be cast on any issue to be considered at the proposed special meeting. A corporation's articles of incorporation may require a higher percentage of votes, up to a maximum of 50% to call a special meeting of shareholders. The Company's current Articles of Incorporation do not include any such provision. The current Bylaws of the Company provide that a special meeting of shareholders may be called by the Chairman of the Board of Directors, the Board of Directors, the President, or a majority of the shareholders of record of all shares entitled to vote.

  SHAREHOLDERS' CONSENT WITHOUT A MEETING

         UTAH. Unless otherwise provided in the articles of incorporation, action requiring the vote of shareholders may be taken without a meeting and without prior notice by one or more written consents of the shareholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and voted (if shareholder action is by less than unanimous written consent, notice shall be provided to the shareholders who did not consent at least ten days before the consummation of the transaction, action or event authorized by the shareholders). However, any written consent for the election of directors must be unanimous and the shareholders of any corporation in existence prior to July 1, 1992, are required to adopt a resolution permitting action by less than unanimous written consent; otherwise, the shareholders are only permitted to act by unanimous written consent.

         NEVADA. The Nevada Code permits corporate action without a meeting of shareholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or articles of incorporation, respectively, expressly provide otherwise. In the event such proposed corporate action is taken without a meeting by less than the unanimous written consent of shareholders, the Nevada Code requires notice of the taking of such action be sent to those shareholders who have not consented in writing within ten days of the date such shareholder authorization is granted.

          DISSENTERS' RIGHTS AS A RESULT OF THE REINCORPORATION MERGER

         Shareholders of the Company will have dissenters' rights under Utah law as a result of the proposed Reincorporation. Shareholders who oppose the Reincorporation will have the right to receive payment for the value of their shares as set forth in sections 16-10(a)-1301 et. seq. of the Utah Code. A copy of these sections is attached hereto as Appendix A to this Proxy Statement. The material requirements for a shareholder to properly exercise his or her rights are summarized below. However, these provisions are very technical in nature, and the following summary is qualified in its entirety by the actual statutory provisions that should be carefully reviewed by any shareholder wishing to assert such rights.

         Under the Utah Code, such dissenters' rights will be available only to those shareholders of the Company who (i) object to the proposed Reincorporation in writing prior to or at the Special Meeting before the vote on the matter is taken (a negative vote will not itself constitute such a written objection); and
(ii) do not vote any of their shares in favor of the proposed Reincorporation at the Special Meeting. Within ten days after the effective date of the Reincorporation, Sionix (Nevada) will send to each shareholder who has satisfied both of the foregoing conditions a written notice in which Sionix (Nevada) will notify such shareholders of their right to demand payment for their shares and will supply a form for dissenting shareholders to demand payment. Shareholders will have 30 days to make their payment demands or lose such rights. If required in the notice, each dissenting shareholder must also certify whether or not he or she acquired beneficial ownership of such shares before or after the date of the first announcement to the news media of the proposed transaction. Upon receipt of each demand for payment, Sionix (Nevada) will pay each dissenting shareholder the amount that Sionix (Nevada) estimates to be the fair value of such shareholder's shares, plus interest from the date of the completion of the Reincorporation to the date of payment. With respect to any dissenting shareholder who does not certify that he or she acquired beneficial ownership of the shares prior to the first public announcement of the transaction, Sionix (Nevada) may, instead of making payment, offer such payment if the dissenter agrees to accept it in full satisfaction of his or her demand. "Fair value" means the value of the shares immediately before the effectuation of the Reincorporation, excluding any appreciation or depreciation in anticipation of such events. Any dissenter who does not wish to accept the payment or offer made by Sionix (Nevada) must notify Sionix (Nevada) in writing of his or her own estimate of the fair value of the shares within 30 days after the date Sionix (Nevada) makes or offers payment. If the dissenting shareholder and Sionix (Nevada) are unable to agree on the fair value of the shares, then Sionix (Nevada) will commence a proceeding with the Utah courts within 60 days after receiving the dissenter's notice of his or her own estimate of fair value. If Sionix (Nevada) does not commence such a proceeding within the 60-day period, it must pay each dissenter whose demand remains unresolved the amount demanded by such dissenter. If a proceeding is commenced, the court will determine the fair value of the shares and may appoint one or more appraisers to help determine such value. All dissenting shareholders must be a party to the proceeding, and all such shareholders will be entitled to judgment against Sionix (Nevada) for the amount of the fair value of their shares, to be paid on surrender of the certificates representing such shares. The judgment will include an allowance for interest (at a rate determined by the court) to the date of payment. The costs of the court proceeding, including the fees and expenses of any appraisers, will be assessed against Sionix (Nevada) unless the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment at a higher amount than that offered by Sionix (Nevada). Both Sionix (Nevada) and the dissenters must bear their own respective legal fees and expenses, unless the court requires one party to pay such legal fees and expenses because of the conduct of such party. The loss or forfeiture of appraisal rights simply means the loss of the right to receive a cash payment from Sionix (Nevada) in exchange for shares. In such event the shareholder would still hold the appropriate number of shares of Sionix (Nevada).

                         FEDERAL INCOME TAX CONSEQUENCES

         The following description of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and applicable Treasury regulations promulgated thereunder. This summary does not address the tax treatment of special classes of shareholders, such as banks, insurance companies, tax-exempt entities and foreign persons. Stockholders desiring to know their individual federal, state, local and foreign tax consequences should consult their own tax advisors.

          The Reincorporation is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) or 368(a)(1)(A) of the Code. Assuming such tax treatment, no taxable income, gain, or loss will be recognized by the Company or the shareholders as a result of the exchange of shares of Company Common Stock for shares of Sionix (Nevada) Common Stock upon consummation of the transaction. The combination and change of each share of the Company's Common Stock into one share of Sionix (Nevada) Common Stock will be a tax-free transaction, and the holding period and tax basis of Common Stock will be carried over to the Sionix (Nevada) Common Stock received in exchange therefor.

                                   ABANDONMENT

          Notwithstanding a favorable vote of the shareholders, the Company reserves the right by action of the Board of Directors to abandon the Reincorporation prior to effectiveness of the Reincorporation if it determines that such abandonment is in the best interests of the Company. The Board of Directors has made no determination as to any circumstances which may prompt a decision to abandon the Reincorporation. Approval by shareholders of the Reincorporation will constitute approval of the Merger Agreement, the Articles of Incorporation of Sionix(Nevada), and the Bylaws of Sionix (Nevada).

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

         Under the Company's Articles of Incorporation and pursuant to the Utah Code, the proposal to reincorporate the Company in Nevada pursuant to the Reincorporation must be approved by the affirmative vote of at least a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote at the Meeting. THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE "FOR" ITEM 2.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth ownership information as of August 31, 2002 with respect to all officers and directors and promoters, and each shareholder who beneficially owns more than 5% of the outstanding shares:

   Name and Address                        No. of Shares        Percentage
   ----------------                        -------------        ----------

   James J. Houtz                          8,848,117 (1)           11.9%
      9272 Jeronimo Road, Suite 108
      Irvine, CA 92618

   Robert E. McCray                          487,833 (2)             .6%
      9272 Jeronimo Road, Suite 108
      Irvine, CA 92618

   Joan C. Horowitz                          345,043 (3)             .5%
      9272 Jeronimo Road, Suite 108
      Irvine, CA 92618

   All Directors and Officers              9,680,993               13.0%
   as a Group (3 Persons)

(1) Includes 1,851,300 shares issuable upon exercise of options that become exercisable within 60 days.

(2) Includes 174,960 shares issuable upon exercise of options that become exercisable within 60 days.

(3) Includes 83,982 shares issuable upon exercise of options that become exercisable within 60 days.


                              SHAREHOLDER PROPOSALS

In order to be considered for inclusion in the Company's proxy statement and form of proxy relating to the Company's next annual meeting of shareholders, proposals by the Company's shareholders intended to be presented at such annual meeting must be received by the Company no later than ,2003.


                          ANNUAL REPORT ON FORM 10-KSB

The Company's Annual Report on Form 10-KSB, which includes audited financial statements for the Company's fiscal year ended September 30, 2001, is being mailed to shareholders with this proxy statement.


                                  OTHER MATTERS

The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the accompanying form of Proxy will vote, in their discretion, the shares they represent.

Dated: October , 2002

                                      PROXY

                               SIONIX CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                OCTOBER 23, 2002

         The undersigned, a stockholder of SIONIX CORPORATION (the "Company"), does hereby appoint JAMES J. HOUTZ and ROBERT McCRAY, as the attorneys and proxies of the undersigned, with power of substitution, for and on behalf of the undersigned, and to attend the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m., Pacific Time, at the Irvine Hyatt Regency Hotel, 17900 Jamboree Road, Irvine, California, on October 23, 2002 and any adjournment or adjournments thereof (the "Annual Meeting"), to represent the undersigned at the Annual Meeting, and there to vote all the shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting, in any manner and with the same effect as if the undersigned were personally present at the Annual Meeting, and the undersigned hereby authorizes and instructs the above named proxies to vote as specified below.

         The shares represented by this Proxy will be voted only if this Proxy is properly executed and timely returned. In that event, such shares will be voted in the manner directed herein. If no direction is made on how you desire your shares to be voted, the Proxy holder will have complete discretion in voting the shares on any matter voted on at the Meeting.

          THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE FOLLOWING:

         The shares represented by this Proxy shall be voted in the following manner:

FOR ELECTION AS DIRECTORS          FOR        AGAINST         WITHHOLD
-------------------------          ---        -------         --------

JAMES J. HOUTZ                       [ ]         [ ]              [ ]

ROBERT E. MC CRAY                    [ ]         [ ]              [ ]

JOAN C. HOROWITZ                     [ ]         [ ]              [ ]

RODNEY ANDERSON                      [ ]         [ ]              [ ]


REINCORPORATION IN NEVADA            [ ]         [ ]              [ ]

         The undersigned does hereby revoke any Proxy previously given with respect to the shares represented by this Proxy.

         NOTE: As to shares held in joint names, each joint owner should sign. If the signer is a corporation, please sign full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by an authorized person. If signing as attorney, executor, administrator, trustee, guardian, or in other representative capacity, please give full title as such.

         PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROPERLY RETURN IT USING THE ENCLOSED ENVELOPE.

     Number of Shares Owned: _________________________________

Dated: ____________________                ____________________________________
                                            Signature

                                            ------------------------------------
                                            Name (typed or printed)

                                            ------------------------------------
                                            Address

Dated: ____________________                 ____________________________________
                                            Signature

                                            ------------------------------------
                                            Name (typed or printed)

                                            ------------------------------------
                                            Address

                                                                      APPENDIX A

                      UTAH REVISED BUSINESS CORPORATION ACT
                                     PART 13

16-10A-1301.   DEFINITIONS. For purposes of Part 13:

     (1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.
     (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.
     (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 16-10A-1302 and who exercises that right when and in the manner required by Sections 16-10A-1320 through 16-10A-1328.
     (4) "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.
     (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the statutory rate set forth in Section 15-1-1, compounded annually.
     (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent the beneficial owner is recognized by the corporation as the shareholder as provided in Section 16-10A-723.
     (7) "Shareholder" means the record shareholder or the beneficial shareholder.

16-10A-1302. RIGHT TO DISSENT. (1) A shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:
     (a) consummation of a plan of merger to which the corporation is a party if:
     (i) shareholder approval is required for the merger by Section 16-10A-1103 or the articles of incorporation; or
     (ii) the corporation is a subsidiary that is merged with its parent under
Section 16-10A-1104;
     (b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;
     (c) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under Subsection 16-10A-1202(1), but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale; and
     (d) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection 16-10A-1202(2).
     (2) A shareholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the articles of incorporation, bylaws, or a resolution of the board of directors so provides.

     (3) Notwithstanding the other provisions of this part, except to the extent otherwise provided in the articles of incorporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection
(4), a shareholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than 2,000 shareholders, at the time of:
     (a) the record date fixed under Section 16-10A-707 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;
     (b) the record date fixed under Section 16-10A-704 to determine shareholders entitled to sign writings consenting to the proposed corporate action; or
     (c) the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.
     (4) The limitation set forth in Subsection (3) does not apply if the shareholder will receive for his shares, pursuant to the corporate action, anything except:
     (a) shares of the corporation surviving the consummation of the plan of merger or share exchange;
     (b) shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 shareholders;
     (c) cash in lieu of fractional shares; or
     (d) any combination of the shares described in Subsection (4), or cash in lieu of fractional shares.
     (5) A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.

16-10A-1303. DISSENT BY NOMINEES AND BENEFICIAL OWNERS. (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if the shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states the dissent and the name and address of each person on whose behalf dissenters' rights are being asserted. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the other shares held of record by him were registered in the names of different shareholders.
     (2) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:
     (a) the beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and
     (b) the beneficial shareholder dissents with respect to all shares of which he is the beneficial shareholder.

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     (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each beneficial shareholder must certify to the corporation that both he and the record shareholders of all shares owned beneficially by him have asserted, or will timely assert, dissenters' rights as to all the shares unlimited on the ability to exercise dissenters' rights. The certification requirement must be stated in the dissenters' notice given pursuant to Section 16-10A-1322.

16-10A-1320. NOTICE OF DISSENTERS' RIGHTS. (1) If a proposed corporate action creating dissenters' rights under Section 16-10A-1302 is submitted to a vote at a shareholders' meeting, the meeting notice must be sent to all shareholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this part. The notice must be accompanied by a copy of this part and the materials, if any, that under this chapter are required to be given the shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as required by this subsection does not affect any action taken at the shareholders' meeting for which the notice was to have been given.
     (2) If a proposed corporate action creating dissenters' rights under
Section 16-10A-1302 is authorized without a meeting of shareholders pursuant to
Section 16-10A-704, any written or oral solicitation of a shareholder to execute a written consent to the action contemplated by Section 16-10A-704 must be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this part, by a copy of this part, and by the materials, if any, that under this chapter would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give written notice as provided by this subsection does not affect any action taken pursuant to Section 16-10A-704 for which the notice was to have been given.

16-10A-1321. DEMAND FOR PAYMENT -- ELIGIBILITY AND NOTICE OF INTENT. (1) If a proposed corporate action creating dissenters' rights under Section 16-10A-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:
     (a) must cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and
     (b) may not vote any of his shares in favor of the proposed action.
     (2) If a proposed corporate action creating dissenters' rights under
Section 16-10A-1302 is authorized without a meeting of shareholders pursuant to
Section 16-10A-704, a shareholder who wishes to assert dissenters' rights may not execute a writing consenting to the proposed corporate action.
     (3) In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, bylaws, or a resolution adopted by the board of directors, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights under Section 16-10A-1302 is approved by the shareholders, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.


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     (4) A shareholder who does not satisfy the requirements of Subsections (1)
through (3) is not entitled to payment for shares under this part. 16-10A-1322. DISSENTERS' NOTICE. (1) If proposed corporate action creating dissenters' rights under Section 16-10A-1302 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this part.
     (2) The dissenters' notice required by Subsection (1) must be sent no later than ten days after the effective date of the corporate action creating dissenters' rights under Section 16-10A-1302, and shall:
     (a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;
     (b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited;
     (c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;
     (d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;
     (e) set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection
(1) is given;
     (f) state the requirement contemplated by Subsection 16-10A-1303(3), if the requirement is imposed; and
     (g) be accompanied by a copy of this part.

16-10A-1323. PROCEDURE TO DEMAND PAYMENT. (1) A shareholder who is given a dissenters' notice described in Section 16-10A-1322, who meets the requirements of Section 16-10A-1321, and wishes to assert dissenters' rights must, in accordance with the terms of the dissenters' notice:
     (a) cause the corporation to receive a payment demand, which may be the payment demand form contemplated in Subsection 16-10A-1322(2)(d), duly completed, or may be stated in another writing;
     (b) deposit certificates for his certificated shares in accordance with the terms of the dissenters' notice; and
     (c) if required by the corporation in the dissenters' notice described in
Section 16-10A-1322, as contemplated by Section 16-10A-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10A-1302.
     (2) A shareholder who demands payment in accordance with Subsection (1) retains all rights of a shareholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise to the exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of the corporate action.


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     (3) A shareholder who does not demand payment and deposit share certificates as required, by the date or dates set in the dissenters' notice, is not entitled to payment for shares under this part.

16-10A-1324. UNCERTIFICATED SHARES. (1) Upon receipt of a demand for payment under Section 16-10A-1323 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer of the shares until the proposed corporate action is taken or the restrictions are released under Section 16-10A-1326.
     (2) In all other respects, the provisions of Section 16-10A-1323 apply to shareholders who own uncertificated shares.

16-10A-1325. PAYMENT. (1) Except as provided in Section 16-10A-1327, upon the later of the effective date of the corporate action creating dissenters' rights under Section 16-10A-1302, and receipt by the corporation of each payment demand pursuant to Section 16-10A-1323, the corporation shall pay the amount the corporation estimates to be the fair value of the dissenter's shares, plus interest to each dissenter who has complied with Section 16-10A-1323, and who meets the requirements of Section 16-10A-1321, and who has not yet received payment.
     (2) Each payment made pursuant to Subsection (1) must be accompanied by:
     (a) (i) (A) the corporation's balance sheet as of the end of its most recent fiscal year, or if not available, a fiscal year ending not more than 16 months before the date of payment;
     (B) an income statement for that year;
     (C) a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, if the corporation customarily provides such statements to shareholders; and
     (D) the latest available interim financial statements, if any;
     (ii) the balance sheet and statements referred to in Subsection (i) must be audited if the corporation customarily provides audited financial statements to shareholders;
     (b) a statement of the corporation's estimate of the fair value of the shares and the amount of interest payable with respect to the shares;
     (c) a statement of the dissenter's right to demand payment under Section 16-10A-1328; and
     (d) a copy of this part.

16-10A-1326. FAILURE TO TAKE ACTION. (1) If the effective date of the corporate action creating dissenters' rights under Section 16-10A-1302 does not occur within 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10A-1322, the corporation shall return all deposited certificates and release the transfer restrictions imposed on uncertificated shares, and all shareholders who submitted a demand for payment pursuant to Section 16-10A-1323 shall thereafter have all rights of a shareholder as if no demand for payment had been made.
     (2) If the effective date of the corporate action creating dissenters' rights under Section 16-10A-1302 occurs more than 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10A-1322, then the corporation shall send a new dissenters' notice, as provided in Section 16-10A-1322, and the provisions of Sections 16-10A-1323 through 16-10A-1328 shall again be applicable.

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

16-10A-1327. SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION. (1) A corporation may, with the dissenters' notice given pursuant to Section 16-10A-1322, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10A-1302 and state that a shareholder who asserts dissenters' rights must certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not certify in writing, in or with the payment demand that he or the person on whose behalf the dissenters' rights are being asserted, acquired beneficial ownership of the shares before that date, the corporation may, in lieu of making the payment provided in Section 16-10A-1325, offer to make payment if the dissenter agrees to accept it in full satisfaction of his demand.
     (2) An offer to make payment under Subsection (1) shall include or be accompanied by the information required by Subsection 16-10A-1325(2).

16-10A-1328. PROCEDURE FOR SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER. (1) A dissenter who has not accepted an offer made by a corporation under Section 16-10A-1327 may notify the corporation in writing of his own estimate of the fair value of his shares and demand payment of the estimated amount, plus interest, less any payment made under Section 16-10A-1325, if:
     (a) the dissenter believes that the amount paid under Section 16-10A-1325 or offered under Section 16-10A-1327 is less than the fair value of the shares;
     (b) the corporation fails to make payment under Section 16-10A-1325 within 60 days after the date set by the corporation as the date by which it must receive the payment demand; or
     (c) the corporation, having failed to take the proposed corporate action creating dissenters' rights, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by Section 16-10A-1326.
     (2) A dissenter waives the right to demand payment under this section unless he causes the corporation to receive the notice required by Subsection
(1) within 30 days after the corporation made or offered payment for his shares.

16-10A-1330. JUDICIAL APPRAISAL OF SHARES -- COURT ACTION. (1) If a demand for payment under Section 16-10A-1328 remains unresolved, the corporation shall commence a proceeding within 60 days after receiving the payment demand contemplated by Section 16-10A-1328, and petition the court to determine the fair value of the shares and the amount of interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unresolved the amount demanded.
     (2) The corporation shall commence the proceeding described in Subsection
(1) in the district court of the county in this state where the corporation's principal office, or if it has no principal office in this state, the county where its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with, or whose shares were acquired by, the foreign corporation was located.


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     (3) The corporation shall make all dissenters who have satisfied the requirements of Sections 16-10A-1321, 16-10A-1323, and 16-10A-1328, whether or not they are residents of this state whose demands remain unresolved, parties to the proceeding commenced under Subsection (2) as an action against their shares. All such dissenters who are named as parties must be served with a copy of the petition. Service on each dissenter may be by registered or certified mail to the address stated in his payment demand made pursuant to Section 16-10A-1328. If no address is stated in the payment demand, service may be made at the address stated in the payment demand given pursuant to Section 16-10A-1323. If no address is stated in the payment demand, service may be made at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares. Service may also be made otherwise as provided by law.
     (4) The jurisdiction of the court in which the proceeding is commenced under Subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
     (5) Each dissenter made a party to the proceeding commenced under Subsection (2) is entitled to judgment:
     (a) for the amount, if any, by which the court finds that the fair value of his shares, plus interest, exceeds the amount paid by the corporation pursuant to Section 16-10A-1325; or
     (b) for the fair value, plus interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under Section 16-10A-1327.

16-10A-1331. COURT COSTS AND COUNSEL FEES. (1) The court in an appraisal proceeding commenced under Section 16-10A-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 16-10A-1328.
     (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:
     (a) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 16-10A-1320 through 16-10A-1328; or
     (b) against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.
     (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

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